UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
November 18, 2025
Date of Report (Date of earliest event reported)

Commission File Number	Name of Registrant; State or Other Jurisdiction of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

001-16169	EXELON CORPORATION	23-2990190
(a Pennsylvania corporation) 10 South Dearborn Street P.O. Box 805379 Chicago, Illinois 60680-5379 (800) 483-3220

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
EXELON CORPORATION:
Common Stock, without par value	EXC	The Nasdaq Stock Market LLC

Indicate by check mark whether any of the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if any of the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On November 18, 2025, the United States District Court for the Northern District of Illinois issued an order (the “Preliminary Approval Order”) granting preliminary approval of the proposed settlement of a consolidated stockholder derivative action captioned In re Exelon Corporation Derivative Litigation, No. 1:21-cv-03611 (N.D. Ill.) (the “Consolidated Derivative Action”). As previously disclosed, this proposed settlement of the Consolidated Derivative Action was reached through mediation efforts by the Special Litigation Committee (the “SLC”), the Independent Review Committee of the Exelon Corporation (the “Company”) Board of Directors (the “Board”) (which had been formed in 2022 to ensure the Board’s consideration of any SLC recommendations would be independent and objective), the Board, and certain of the derivative stockholders.

The terms of the proposed settlement of the Consolidated Derivative Action are set forth in the Stipulation and Agreement of Settlement, attached hereto as Exhibit 99.2 and incorporated by reference herein. Pursuant to the Preliminary Approval Order, the Company is publishing the Notice of Pendency and Proposed Settlement of Consolidated Derivative Action, attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information set forth in and incorporated by reference into this Item 7.01 of this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The furnishing of this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
99.1	Notice of Proposed Settlement
99.2	Stipulation and Agreement of Settlement
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION

/s/ Colette D. Honorable
Colette D. Honorable
Executive Vice President, Chief Legal Officer and Corporate Secretary

November 24, 2025

EXHIBIT INDEX

Exhibit No.	Description
99.1	Notice of Proposed Settlement
99.2	Stipulation and Agreement of Settlement
104	Cover Page Interactive Data File (formatted as Inline XBRL)